Exhibit 10.1

Execution Version

AMENDMENT NO. 1 TO
LIMITED WAIVER AND CONSENT, SIXTH AMENDMENT AND RESTATEMENT OF
CREDIT AGREEMENT AND REAFFIRMATION OF LOAN DOCUMENTS

This AMENDMENT NO. 1 TO LIMITED WAIVER AND CONSENT, SIXTH AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT AND REAFFIRMATION OF LOAN DOCUMENTS is dated as of March 25, 2024 (this “Agreement”), and entered into by and among AIRSPAN NETWORKS INC., a Delaware corporation, as borrower (in such capacity, the “Borrower”), Airspan Networks Holdings Inc. (f/k/a New Beginnings Acquisition Corp.), a Delaware corporation (“ANH”), as Holdings (in such capacity, “Holdings”), each undersigned Subsidiary of the Borrower party to the Credit Agreement (as defined below) as a Guarantor (Holdings, together with each such Subsidiary acting in such capacity, collectively, the “Guarantors” and each, a “Guarantor”; and, together with the Borrower, collectively, the “Loan Parties” and, each, a “Loan Party”), the Lenders party hereto and DBFIP ANI LLC (“Fortress”), as Administrative Agent and Collateral Agent (Fortress, together with its successors and assigns in such capacities, the “Agent”), and acknowledged, agreed, and consented to by the Note Agent on the signature pages hereto.

WHEREAS, the Loan Parties are parties to (x) the Credit Agreement, dated as of December 30, 2020, as modified by (i) the Limited Consent, dated as of March 8, 2021, (ii) the First Amendment to Credit Agreement, dated as of June 14, 2021, (iii) the Waiver and Consent, Second Amendment, Restatement, Joinder and Omnibus Amendment to Credit Agreement and other Loan Documents, dated as of August 13, 2021, which amended and restated the Original Credit Agreement, (iv) the Limited Waiver and Consent under Amended and Restated Credit Agreement, dated as of November 2, 2021, (v) the Third Amendment and Waiver to Credit Agreement and Other Loan Documents, dated as of March 29, 2022, (vi) the Limited Consent letter agreement, dated as of March 31, 2022, (vii) the Limited Consent letter agreement, dated as of September 14, 2022, (viii) the Fourth Amendment, Limited Waiver and Consent Under Credit Agreement and Other Loan Documents, dated as of November 14, 2022, (ix) the Limited Waiver and Consent, Second Amendment and Restatement of Credit Agreement and Reaffirmation of Loan Documents, dated as of May 18, 2023, (x) the Limited Waiver and Consent, Third Amendment and Restatement of Credit Agreement and Reaffirmation of Loan Documents, dated as of November 14, 2023, (xi) the Limited Waiver and Consent, Fourth Amendment and Restatement of Credit Agreement and Reaffirmation of Loan Documents, dated as of December 22, 2023, (xii) the Limited Waiver and Consent, Fifth Amendment and Restatement of Credit Agreement and Reaffirmation of Loan Documents, dated as of February 28, 2024, (xiii) the Limited Waiver and Consent, Sixth Amendment and Restatement of Credit Agreement and Reaffirmation of Loan Documents, dated as of March 7, 2024 (the “Sixth Amendment”) and as the same has been or may be further amended, amended and restated, restated, supplemented or otherwise modified from time to time prior to the Effective Date (as defined below) (the “Credit Agreement”), among other things, together with the lenders from time to time party thereto (the “Lenders”) and the Agent and (y) certain other Loan Documents pursuant to which, among other things, the Loan Parties have provided guarantees and collateral security in respect of the Obligations;

WHEREAS, the Loan Parties have requested that the Lenders party to the Sixth Amendment thereto amend the Sixth Amendment and the Lenders party hereto, which constitute as such Lenders and the Requisite Lenders as of the Effective Date (as defined below), have agreed to make certain amendments to the Sixth Amendment, in each case subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties agree as follows:

1. Defined Terms. Capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meanings ascribed to such respective terms in the Sixth Amendment or Credit Agreement, as applicable.

2. Amendment to Sixth Amendment. Subject to the terms and conditions set forth hereof and with effect from and after the Effective Date:

clause (ii) of Section 2 of the Sixth Amendment is hereby amended by replacing the words, “(ii) each Lender party hereto hereby agrees to forbear, and agrees to instruct the Agent to forbear from exercising any rights or remedies that they may have under the Credit Agreement and the other Loan Documents solely as a result of the Specified Events of Default during the period from the Effective Date through the earlier of (x) March 24, 2024, and (y) the closing of a Strategic Transaction (“Forbearance”)” with the following:

“(ii) each Lender party hereto hereby agrees to forbear, and agrees to instruct the Agent to forbear from exercising any rights or remedies that they may have under the Credit Agreement and the other Loan Documents solely as a result of the Specified Events of Default during the period from the Effective Date through the earlier of (x) April 7, 2024, and (y) the closing of a Strategic Transaction (“Forbearance”)”.

3. Effectiveness. This Agreement and the amendments described in Section 2 above shall become effective immediately upon the Lenders’ party hereto and the Agent’s satisfaction with each of the following conditions precedent (the date of such satisfaction, the “Effective Date”):

(i)	The Agent (or its counsel) shall have each received the following, each in form and substance satisfactory to the Agent and the Lenders party hereto:

A.	Duly executed counterparts to this Agreement, which shall be duly executed by the Borrower, each Guarantor, all Lenders party to the Sixth Amendment and the Agent;

B.	A duly executed copy of Amendment No. 1 to Limited Waiver and Consent, Seventh Amendment to Senior Secured Convertible Note Purchase and Guarantee Agreement and Reaffirmation of Note Documents pursuant to which the holders party thereto and the collateral agent agree to amend that certain Limited Waiver and Consent, Seventh Amendment to Senior Secured Convertible Note Purchase and Guarantee Agreement and Reaffirmation of Note Documents, dated as of March 7, 2024;

(ii)	The representations and warranties contained in Section 4 herein shall be true and correct as of the Effective Date; and

(iii)	Immediately after giving effect to this Agreement and the amendments described in Section 2 above, no Default or Event of Default shall have occurred and be continuing (other than the Specified Events of Default) or would result from the execution, delivery or performance of this Agreement.

4. Representations and Warranties; Ratification of Obligations; Reaffirmation of Guaranty and Loan Documents. Each Loan Party hereby expressly represents and warrants that, immediately after giving effect to this Agreement and the amendments contemplated hereby, other than with respect to the Specified Events of Default: (i) each of the representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects on and as of the Effective Date, except (A) to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties remain true and correct in all material respects as of such earlier date and (B) in the case of any of the foregoing, other than representations that are qualified by materiality, which are true and correct in all respects; (ii) no Default or Event of Default has occurred and is continuing (other than the Specified Events of Default); and (iii) no event, change or condition has occurred since the Closing Date that has had or could reasonably be expected to have, a Material Adverse Effect.

5. Reference to and Effect on the Credit Agreement and the Other Loan Documents. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver or novation of any Loan Document or of any right, power or remedy of any Secured Party under any Loan Document, nor, except as expressly provided herein, constitute a waiver or novation of any provision of any of the Loan Documents. The parties hereto hereby expressly acknowledge and agree that this Agreement is, and shall be deemed to constitute, both a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

6. Incorporation of Terms. The provisions of Section 1.02 (Other Interpretative Provisions), 12.01 (Notices), Section 12.02 (Governing Law; Submission to Jurisdiction), Section 12.03 (Jury Trial Waiver), Section 12.05 (APPOINTMENT OF PROCESS AGENT; SERVICE OF PROCESS), Section 12.06 (Borrower as Agent for Notice for Loan Parties), Section 13.01 (Successors and Assigns; Participations), Section 13.02 (Costs and Expenses; Indemnification), Section 13.05 (Amendments in Writing; Waiver; Integration), Section 13.06 (Counterparts), Section 13.07 (Survival) and Section 13.09 (Electronic Execution of Documents) of the Credit Agreement shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in those sections to “this Agreement” are references to this Agreement.

[Signature pages to follow.]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and made effective as of the date first written above:

DBFIP ANI LLC,
as Agent, Note Agent and a Lender

By:	/s/ Paul Lyons
Name:	Paul Lyons
Title:	Chief Financial Officer

[Signature Page to Amendment No. 1 to Limited Waiver and Consent, Sixth Amendment and Restatement of
Credit Agreement and Reaffirmation of Loan Documents]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and made effective as of the date first written above:

LENDERS:

FIP UST LP, as a Lender
By: FIP FUND I GP LLC, its general partner

By:	/s/ Paul Lyons
Name:	Paul Lyons
Title:	Chief Financial Officer

FORTRESS LENDING II HOLDINGS L.P., as a Lender
By: Fortress Lending Advisors II LLC, its investment manager

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

FORTRESS LENDING FUND II MACRPTF LP, as a Lender
By: FLF II MA-CRPTF Advisors LLC, its investment manager

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

[Signature Page to Amendment No. 1 to Limited Waiver and Consent, Sixth Amendment and Restatement of
Credit Agreement and Reaffirmation of Loan Documents]

DRAWBRIDGE SPECIAL OPPORTUNITIES Fund LP, as a Lender
By: Drawbridge Special Opportunities GP LLC, its general partner

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

FORTRESS LENDING I HOLDINGS L.P., as a Lender
By: Fortress Lending Advisors II LLC, its investment manager

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

[Signature Page to Amendment No. 1 to Limited Waiver and Consent, Sixth Amendment and Restatement of
Credit Agreement and Reaffirmation of Loan Documents]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and made effective as of the date first written above:

LOAN PARTIES:

AIRSPAN NETWORKS HOLDINGS INC. (f/k/a New Beginnings Acquisition Corp.), a Delaware corporation, as a Guarantor and Grantor

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Chief Financial Officer

AIRSPAN NETWORKS INC.,
a Delaware corporation, as Borrower and Grantor

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Chief Financial Officer

AIRSPAN IP HOLDCO LLC,
a Delaware limited liability company, as a Guarantor and Grantor

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Chief Financial Officer

AIRSPAN NETWORKS (SG) INC.,
a Delaware corporation, as a Guarantor and Grantor

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Amendment No. 1 to Limited Waiver and Consent, Sixth Amendment and Restatement of
Credit Agreement and Reaffirmation of Loan Documents]

AIRSPAN COMMUNICATIONS LIMITED,
a company incorporated and registered in England and Wales, as a Guarantor

By:	/s/ David Brant
Name:	David Brant
Title:	Director

AIRSPAN NETWORKS LTD.
an Israel corporation, as a Guarantor

By:	/s/ David Brant
Name:	David Brant
Title:	Director

AIRSPAN JAPAN KK,
a Japanese corporation, as a Guarantor

By:	/s/ Steven P. Shipley
Name:	Steven P. Shipley
Title:	Representative Director

[Signature Page to Amendment No. 1 to Limited Waiver and Consent, Sixth Amendment and Restatement of
Credit Agreement and Reaffirmation of Loan Documents]